EXHIBIT 32.1

Certification of Chief Executive Officer Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

In connection with the quarterly report on Form 10-Q of PTM Publications Incorporated (Registrant), as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Jasmin Bin Omar Jayaseelan, Chief Executive Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) the  report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the  report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

                                PTM PUBLICATIONS INCORPORATED, a Nevada corporation

Date: October 10, 2008               /s/ Jasmin Bin Omar Jayaseelan
By: Jasmin Bin Omar Jayaseelan, Chief Executive Officer